SUPPLEMENT DATED OCTOBER 4, 2004 TO THE PROSPECTUS
                                DATED MAY 1, 2004

                           JNLNYSM VARIABLE FUND I LLC

The following changes apply to the prospectus listed above:

The following Funds should be added to the list of Funds on the cover page:

         JNL/Mellon Capital Management NASDAQ(R) 15 Fund
         JNL/Mellon Capital Management Value Line(R) 25 Fund

The second page should be deleted in its entirety and replaced with the following:

"Dow Jones(R)," "Dow Jones Industrial AverageSM," "DJIASM" "The DowSM" and "The Dow 10SM" are service marks of Dow Jones & Company, Inc. (Dow Jones). Dow Jones has no relationship to JNL Variable Fund and Mellon Capital Management Corporation, other than the licensing of the Dow Jones Industrial Average (DJIA) and its service marks for use in connection with the JNL/Mellon Capital Management The Dow SM 10 Fund.

DOW JONES DOES NOT:

o Sponsor, endorse, sell or promote the JNL/Mellon Capital Management The Dow SM 10 Fund.

o Recommend that any person invest in the JNL/Mellon Capital Management The Dow SM 10 Fund or any other securities.

o Have any responsibility or liability for or make any decisions about the timing, amount or pricing of the JNL/Mellon Capital Management The Dow SM 10 Fund.

o Have any responsibility or liability for the administration, management or marketing of the JNL/Mellon Capital Management The Dow SM 10 Fund.

o Consider the needs of the JNL/Mellon Capital Management The Dow SM 10 Fund or the owners of the JNL/Mellon Capital Management The Dow SM 10 Fund in determining, composing or calculating the DJIA or have any obligation to do so.

--------------------------------------------------------------------------------

DOW JONES WILL NOT HAVE ANY LIABILITY IN CONNECTION WITH THE JNL/MELLON CAPITAL MANAGEMENT THE DOW SM 10 FUND. SPECIFICALLY,

o DOW JONES DOES NOT MAKE ANY WARRANTY, EXPRESS OR IMPLIED, AND DOW JONES DISCLAIMS ANY WARRANTY ABOUT:

o THE RESULTS TO BE OBTAINED BY THE JNL/MELLON CAPITAL MANAGEMENT THE DOW SM 10 FUND, THE OWNERS OF THE JNL/MELLON CAPITAL MANAGEMENT THE DOW SM 10 FUND OR ANY OTHER PERSON IN CONNECTION WITH THE USE OF THE DJIA AND THE DATA INCLUDED IN THE DJIA;

     o    THE ACCURACY OR COMPLETENESS OF THE DJIA AND ITS DATA;

     o THE MERCHANTABILITY AND THE FITNESS FOR A PARTICULAR PURPOSE OR USE OF THE DJIA AND ITS DATA;

     o DOW JONES WILL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS IN THE DJIA OR ITS DATA;

o UNDER NO CIRCUMSTANCES WILL DOW JONES BE LIABLE FOR ANY LOST PROFITS OR INDIRECT, PUNITIVE, SPECIAL OR CONSEQUENTIAL DAMAGES OR LOSSES, EVEN IF DOW JONES KNOWS THAT THEY MIGHT OCCUR.

THE LICENSING AGREEMENT BETWEEN JACKSON NATIONAL LIFE INSURANCE COMPANY(R) AND DOW JONES IS SOLELY FOR THEIR BENEFIT AND NOT FOR THE BENEFIT OF THE OWNERS OF THE JNL/MELLON CAPITAL MANAGEMENT THE DOW SM 10 FUND OR ANY OTHER THIRD PARTIES.
--------------------------------------------------------------------------------

"Standard & Poor's(R)," "S&P(R)," "S&P 500(R)," and "Standard & Poor's 500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by Jackson National Life Insurance Company(R). The JNL/Mellon Capital Management The S&P(R) 10 Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Funds. Please see the SAI which sets forth certain additional disclaimers and limitations of liabilities on behalf of S&P.

The Product(s) is not sponsored, endorsed, sold or promoted by The Nasdaq Stock Market, Inc.(including its affiliates) (Nasdaq, with its affiliates, are referred to as the CORPORATIONS). The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of descriptions and disclosures relating to, the Product(s). The Corporations make no representation or warranty, express or implied to the owners of the Product(s) or any member of the public regarding the advisability of investing in securities generally or in the Product(s) particularly, or the ability of the Nasdaq-100 Index(R) to track general stock market performance. The Corporations' only relationship to Jackson National Life Insurance Company (LICENSEE) is in the licensing of the Nasdaq-100(R), Nasdaq-100 Index(R), and Nasdaq(R) trademarks or service marks, and certain trade names of the Corporations and the use of the Nasdaq-100 Index(R) which is determined, composed and calculated by Nasdaq without regard to Licensee or the Product(s). Nasdaq has no obligation to take the needs of the Licensee or the owners of the Product(s) into consideration in determining, composing or calculating the Nasdaq-100 Index(R). The Corporations are not responsible for and have not participated in the determination of the timing of, prices at, or quantities of the Product(s) to be issued or in the determination or calculation of the equation by which the Product(s) is to be converted into cash. The Corporations have no liability in connection with the administration, marketing or trading of the Product(s).

THE CORPORATIONS DO NOT GUARANTEE THE ACCURACY AND/OR UNINTERRUPTED CALCULATION OF THE NASDAQ-100 INDEX(R) OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE PRODUCT(S), OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE NASDAQ-100 INDEX(R) OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE NASDAQ-100 INDEX(R) OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL THE CORPORATIONS HAVE ANY LIABILITY FOR ANY LOST PROFITS OR SPECIAL, INCIDENTAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES, EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

"The Nasdaq-100(R)," "Nasdaq-100 Index(R)," "Nasdaq Stock Market(R)" and "Nasdaq(R)" are trade or service marks of The Nasdaq, Inc. (WHiCh with its affiliates are the "Corporations") and have been licensed for use by Jackson National Life Insurance Company. The JNL/Mellon Capital Management NASDAQ(R) 15 Fund has not passed on the Corporations as to its legality or suitability. The JNL/MelloN Capital Management NASDAQ(R) 15 Fund is not issued, endorsed, sponsored, managed, sold or promoted by the Corporations. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE JNL/MELLON CAPITAL MANAGEMENT NASDAQ(R) 15 FUND.

"Value Line(R)," "The Value Line Investment Survey," and "Value Line TimelinessTM Ranking System" are trademarks of Value Line Securities, Inc. or Value Line Publishing, Inc. that have been licensed to Jackson National Life Insurance Company. The JNL/Mellon Capital Management Value Line(R) 25 Fund is not sponsored, recommended, sold or promoted by Value Line Publishing, Inc., Value Line, Inc. or Value Line Securities, Inc. ("Value Line"). Value Line makes no representation regarding the advisability of investing in the JNL/Mellon Capital Management Value Line(R) 25 Fund. Jackson National Life Insurance Company is not affiliated with any Value LinE Company.

"JNL(R)," "Jackson National(R)" and "Jackson National Life(R)" are trademarks of Jackson National Life Insurance Company.

The following sentence should be added to the section entitled "Principal Investment Strategies" for the JNL/Mellon Capital Management The DowSM 10 Fund, JNL/Mellon Capital Management Global 15 Fund, JNL/Mellon Capital Management 25 Fund and JNL/Mellon Capital Management Select Small-Cap Fund:

The sub-adviser may also trade for mergers if the original stock is not the surviving company and for dividend reinvestment.

JNL/MELLON CAPITAL MANAGEMENT THE S&P(R) 10 FUND (formerly JNL/Curian The S&P(R) 10 Fund)

The section entitled "Principal Investment Strategies" should be deleted in its entirety and replaced with the following:

PRINCIPAL INVESTMENT STRATEGIES. The S&P 10 Fund seeks to achieve its objective by investing approximately equal amounts in the common stocks of ten companies selected from a pre-screened subset of the stocks listed in the S&P 500 Index, on or about the last business day before each "Stock Selection Date." The screening process is described in the section entitled "Additional Information About the Principal Investment Strategies, Other Investments and Risks of the Fund." The ten companies are selected only once annually on or about January 1 of each year, the Stock Selection Date. The sub-adviser generally uses a buy and hold strategy, trading only within the five business days immediately following each Stock Selection Date and when cash flow activity occurs in the Fund. The sub-adviser may also trade for mergers if the original stock is not the surviving company and for dividend reinvestment.

JNL/MELLON  CAPITAL  MANAGEMENT  GLOBAL 15 FUND (formerly  JNL/Curian  Global 15
Fund)

The section entitled "AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2003" should be deleted in its entirety and replaced with the following:

     AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2003

------------------------------------------------------------------------ --------------------- -------------------
                                                                                1 YEAR           LIFE OF FUND*
------------------------------------------------------------------------ --------------------- -------------------
JNL/Mellon Capital Management Global 15 Fund (Class A)                           29.98%               17.71%
Dow Jones Industrial Average                                                     28.29%               25.51%
Financial Times 30 Index+                                                         9.12%               -1.80%
Hang Seng Stock Index                                                            41.20%               21.16%
MSCI DTR World IndexSM                                                           33.11%               19.75%
------------------------------------------------------------------------ --------------------- -------------------

The Dow Jones Industrial Average is a price-weighted average of 30 blue-chip stocks that are generally the leaders in their industry.

The Financial Times 30 Index is comprised of 30 leading U.K. companies chosen to be representative of British industry.

The Hang Seng Stock Index is a capitalization-weighted index of 33 companies that represent approximately 70 percent of the total market capitalization of the Stock Exchange of Hong Kong.

The MSCI World Index is a free float-adjusted market capitalization index that is designed to measure global developed market equity performance. As of April 2002, the MSCI World Index consisted of the following 23 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States.

*The Fund began operations on July 22, 2002.
 + Returns do not include the effect of foreign currency translations to U.S. dollars.

The following Funds should be added to the section entitled "ABOUT THE FUNDS OF THE JNLNY VARIABLE FUND LLC":

JNL/MELLON CAPITAL MANAGEMENT NASDAQ(R) 15 FUND

INVESTMENT OBJECTIVE. The investment objective of the JNL/Mellon Capital Management NASDAQ(R) 15 Fund (NASDAQ 15 Fund) is total return.

PRINCIPAL INVESTMENT STRATEGIES. The NASDAQ 15 Fund seeks to achieve its objective by investing in the common stocks of companies that are expected to have a potential for capital appreciation. The NASDAQ 15 Strategy selects a portfolio of common stocks of 15 companies selected from stocks included in the Nasdaq-100 Index(R). The 15 companies are selected only once annually on or about the Stock Selection Date. The initial Stock Selection Date will be on or about January 1. Thereafter, the Stock Selection Date will be on or about January 1 of each year. The sub-adviser generally uses a buy and hold strategy, trading only within 5 business days immediately following the Stock Selection Date and when cash flow activity occurs. The sub-adviser may also trade for mergers if the original stock is not the surviving company and for dividend reinvestment.

The 15 common stocks held by the Fund are selected each year through the following multi-step process from the stocks listed on the Nasdaq-100 Index as of the close of business on or about the applicable Stock Selection Date. First, the securities are ranked by the following criteria: (1) price appreciation over the prior 12 month period; (2) prior six-month price appreciation (this allows the Fund to select stocks which have shown consistent growth over the past year); (3) return on assets ratio; and (4) ratio of cash flow per share to stock price (this is a common indication of value). Second, the rankings of the securities under each criterion are added up. We select the 15 stocks with the lowest sums for the Fund. These securities will be weighted by market capitalization subject to the restriction that no stock will comprise less than 1% or more than 25% of the portfolio on or about the Stock Selection Date. The securities will be adjusted on a proportional basis to accommodate this constraint.

Each year, on or about the Stock Selection Date, the Fund expects to reallocate its assets in the securities determined by the strategy. On the applicable Stock Selection Date, the percentage relationship among the number of shares of each issuer held by the Fund is established. This percentage relationship is used until the next Stock Selection Date to invest additional amounts allocated to the fund. The performance of the NASDAQ 15 Fund depends on the sub-adviser's ability to effectively implement the investment strategy of this Fund and will also depend on the performance of the stocks selected that meet the stock selection criteria.

Certain provisions of the Investment Company Act of 1940, as amended, limit the ability of the Fund to invest more than 5% of the Fund's total assets in the stock of any company that derives more than 15% of its gross revenues from securities related activities (Securities Related Companies). If a Securities Related Company is selected by the strategy described above, the sub-adviser may depart from the Fund's investment strategy only to the extent necessary to maintain compliance with these provisions. Any amount that cannot be allocated to a Securities Related Company because of the 5% limit will be allocated among the remaining portfolio securities in proportion to the percentage relationships determined by the strategy.

PRINCIPAL RISKS OF INVESTING IN THE NASDAQ 15 FUND. An investment in the NASDAQ 15 Fund is not guaranteed. As with any mutual fund, the value of the NASDAQ 15 Fund's shares will change, and you could lose money by investing in this Fund. A variety of factors may influence its investment performance, such as:

     o MARKET RISK. Because the NASDAQ 15 Fund invests in U.S. traded equity securities, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, in response to changes in a particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of a company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

     o NON-DIVERSIFICATION. The NASDAQ 15 Fund is "non-diversified" as such term is defined in the Investment Company Act of 1940, as amended, which means that the Fund may allocate more of its assets to a single issuer than would be permissible if it were "diversified." If these issues were to decline in value, you may lose a substantial portion of your investment. In addition, because of the Fund's investment strategies, it holds securities of a smaller number of issuers than many "diversified" funds. With a smaller number of different issuers, the NASDAQ 15 Fund is subject to more risk than another fund holding securities of a larger number of issuers, since changes in the financial condition or market status of a single issuer may cause greater fluctuation in The NASDAQ 15 Fund's total return and share price.

     o LIMITED MANAGEMENT. The NASDAQ 15 Fund's strategy of investing in 15 companies according to criteria determined on a Stock Selection Date prevents the NASDAQ 15 Fund from responding to market fluctuations, or changes in the financial condition or business prospects of the 15 selected companies, between Stock Selection Dates. As compared to other funds, this could subject the NASDAQ 15 Fund to more risk if one of the selected stocks declines in price or if certain sectors of the market, or the United States economy, experience downturns. The investment strategy may also prevent the NASDAQ 15 Fund from taking advantage of opportunities available to other funds.

     o CONCENTRATION RISK. As a result of this policy, securities held by the Fund may be issued by companies concentrated in a particular industry, including technology.

     o INVESTMENT STRATEGY RISK. The principal investment strategy of the Fund involves selecting common stocks of issuers that have experienced certain rates of growth in sales and which stocks have experienced recent price appreciation. There can be no assurance that the issuers whose stocks are selected will continue to experience growth in sales, or that the issuer's operations will result in positive earnings even if sales continue to grow. There further can be no assurance that the prices of such issuers' stocks will not decline.

PERFORMANCE. The Performance of a Fund will vary from year to year. The Fund's performance figures will not reflect the deduction of any charges that are imposed under a variable insurance contract.

The Fund will commence investment operation on or about the date of this supplement. Therefore, a bar chart and table have not been included for this Fund.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) (AS
A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
------------------------------------------------------------------------------------------
------------------------------------------------------------------ -----------------------
                                                                          CLASS A
------------------------------------------------------------------ -----------------------
------------------------------------------------------------------ -----------------------
Management/Administrative Fee                                               0.52%
------------------------------------------------------------------ -----------------------
------------------------------------------------------------------ -----------------------
12b-1 Service Fee                                                           0.20%
------------------------------------------------------------------ -----------------------
------------------------------------------------------------------ -----------------------
Other Expenses *                                                            0.05%
------------------------------------------------------------------ -----------------------
------------------------------------------------------------------ -----------------------
Total Fund Annual Operating Expenses                                        0.77%
------------------------------------------------------------------ -----------------------

* Other Expenses include the costs associated with a .04% license fee paid to NASDAQ and the fees and expenses of the disinterested Managers, their independent legal counsel and for a majority of the estimated expenses associated with the Chief Compliance Officer.

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Contracts or the Separate Account. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

              -------------------------------------------------------- ---------------------------
              EXPENSE EXAMPLE                                                   CLASS A
              -------------------------------------------------------- ---------------------------
              -------------------------------------------------------- ---------------------------
              1 Year                                                              $79
              -------------------------------------------------------- ---------------------------
              -------------------------------------------------------- ---------------------------
              3 Years                                                            $246
              -------------------------------------------------------- ---------------------------

ADDITIONAL INFORMATION ABOUT THE PRINCIPAL INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. The SAI has more information about the NASDAQ 15 Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

JNL/MELLON CAPITAL MANAGEMENT VALUE LINE(R) 25 FUND

INVESTMENT OBJECTIVE. The investment objective of the JNL/Mellon Capital Management Value Line(R) 25 Fund (Value Line 25 Fund) is to provide capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES. The Value Line 25 Fund seeks to achieve its objective by investing in 25 of the 100 common stocks that Value Line(R) gives a #1 ranking for TimelinessTM. The 25 stocks are selected each year by Mellon Capital Management based on certain positive financial attributes. Value Line(R) ranks 1,700 stocks, representing approximately 94% of the trading volume on all U.S. stock exchanges. Of these 1,700 stocks, only 100 are given Value Line's #1 ranking for TimelinessTM, which reflects Value Line's view of their probable price performance during the next six months relative to the other stocks ranked by Value Line. Value Line(R) bases its rankings on a long-term trend of earnings, prices, recent earnings, price momentum, and earnings surprise. The 25 stocks are chosen only once annually from the 100 stocks with the #1 ranking on or about the Stock Selection Date. The initial Stock Selection Date will be on or about January 1. Thereafter, the Stock Selection Date will be on or about January 1 of each year. The sub-adviser generally uses a buy and hold strategy, trading only within 5 business days immediately following the Stock Selection Date and when cash flow activity occurs. The sub-adviser may also trade for mergers if the original stock is not the surviving company and for dividend reinvestment.

The 25 stocks are chosen as follows:

     o starting with the 100 stocks that Value Line(R) gives its #1 ranking for TimelinessTM, the stocks of companies considered to be securities related issuers, the stocks of companies whose shares are not listed on a U.S. securities exchange and the stocks having market capitalizations less than $1 billion are removed from consideration;

     o next the remaining stocks are screened for: (1) consistent growth based on 12-month and 6-month price appreciation (best [1] to worst [100]); (2) profitability based on their return on assets; and (3) value based on their price to cash flow;

     o the numerical ranks achieved by each company in the above step are added; and

     o    the 25 stocks with the lowest sums are  selected for the Value Line 25
          Fund.

These securities will be weighted by market capitalization subject to the restriction that no stock will comprise less than 1% or more than 25% of the portfolio on or about the Stock Selection Date. The securities will be adjusted on a proportional basis to accommodate this constraint.

Each year, on or about the Stock Selection Date, the Fund expects to reallocate its assets in the securities determined by the strategy. On the applicable Stock Selection Date, the percentage relationship among the number of shares of each issuer held by the Fund is established. This percentage relationship is used until the next Stock Selection Date to invest additional amounts allocated to the fund. The performance of the Value Line 25 Fund depends on the sub-adviser's ability to effectively implement the investment strategy of this Fund and will also depend on the performance of the stocks selected that meet the stock selection criteria.

PRINCIPAL RISKS OF INVESTING IN THE VALUE LINE 25 FUND. An investment in the Value Line 25 Fund is not guaranteed. As with any mutual fund, the value of the Value Line 25 Fund's shares will change, and you could lose money by investing in this Fund. A variety of factors may influence its investment performance, such as:

     o MARKET RISK. Because the Value Line 25 Fund invests in U.S.-traded equity securities, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, in response to changes in a particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of a company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

     o NON-DIVERSIFICATION. The Value Line 25 Fund is "non-diversified" as such term is defined in the Investment Company Act of 1940, as amended, which means that the Fund may allocate more of its assets to a single issuer than would be permissible if it were diversified. If these issues were to decline in value, you may lose a substantial portion of your investment. In addition, because of the Fund's investment strategy, it holds securities of a smaller number of issuers than many "diversified" funds. With a smaller number of different issuers, the Value Line 25 Fund is subject to more risk than another fund holding securities of a larger number of issuers, since changes in the financial condition or market status of a single issuer may cause greater fluctuation in Value Line 25 Fund's total return and share price.

     o LIMITED MANAGEMENT. The Value Line 25 Fund's strategy of investing in 25 companies according to criteria determined on a Stock Selection Date prevents Value Line 25 Fund from responding to market fluctuations, or changes in the financial condition or business prospects of the 25 selected companies, between Stock Selection Dates. As compared to other funds, this could subject the Value Line 25 Fund to more risk if one of the selected stocks declines in price or if certain sectors of the market, or the United States economy, experience downturns. The investment strategy may also prevent the Value Line 25 Fund from taking advantage of opportunities available to other funds.

     o CONCENTRATION RISK. As a result of this policy, securities held by the Fund may be issued by companies concentrated in a particular industry, including technology.

     o INVESTMENT STRATEGY RISK. Value Line's Timeliness rankings reflect Value Line's views as to the prospective price performance of the #1 ranked stocks relative to other stocks ranked by Value Line. There is no assurance that the #1 ranked stocks will actually perform better than other stocks and, as a result, the Fund may underperform other similar investments.

     o VALUE INVESTING RISK. The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

PERFORMANCE. The Performance of a Fund will vary from year to year. The Fund's performance figures will not reflect the deduction of any charges that are imposed under a variable insurance contract.

The Fund will commence investment operation on or about the date of this supplement. Therefore, a bar chart and table have not been included for this Fund.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) (AS
A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
------------------------------------------------------------------------------------
------------------------------------------------------- ----------------------------
                                                                  CLASS A
------------------------------------------------------- ----------------------------
------------------------------------------------------- ----------------------------
Management/Administrative Fee                                      0.52%
------------------------------------------------------- ----------------------------
------------------------------------------------------- ----------------------------
12b-1 Service Fee                                                  0.20%
------------------------------------------------------- ----------------------------
------------------------------------------------------- ----------------------------
Other Expenses *                                                   0.16%
------------------------------------------------------- ----------------------------
------------------------------------------------------- ----------------------------
Total Fund Annual Operating Expenses                               0.88%
------------------------------------------------------- ----------------------------

* Other Expenses include the costs associated with a .15% license fee paid to Value Line and the fees and expenses of the disinterested Managers, their independent legal counsel and for a majority of the estimated expenses associated with the Chief Compliance Officer.

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Contracts or the Separate Account. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                -------------------------------------------------------- ---------------------------
                EXPENSE EXAMPLE                                                   CLASS A
                -------------------------------------------------------- ---------------------------
                -------------------------------------------------------- ---------------------------
                1 Year                                                              $90
                -------------------------------------------------------- ---------------------------
                -------------------------------------------------------- ---------------------------
                3 Years                                                            $281
                -------------------------------------------------------- ---------------------------

ADDITIONAL INFORMATION ABOUT THE PRINCIPAL INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. The SAI has more information about the Value Line 25 Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

The section entitled "ADDITIONAL INFORMATION ABOUT THE PRINCIPAL INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE JNL/MELLON CAPITAL MANAGEMENT TARGET FUNDS" should be deleted in its entirety and replaced with the following:

ADDITIONAL INFORMATION ABOUT THE PRINCIPAL INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE JNL/MELLON CAPITAL MANAGEMENT FUNDS.

THE JNL/MELLON CAPITAL MANAGEMENT THE DOWSM 10 FUND, THE JNL/MELLON CAPITAL MANAGEMENT THE S&P(R)10 FUND, THE JNL/MELLON CAPITAL MANAGEMENT GLOBAL 15 FUND, THE JNL/MELLON CAPITAL MANAGEMENT 25 FUND, THE JNL/MELLON CAPITAL MANAGEMENT SELECT SMALL-CAP FUND, JNL/MELLON CAPITAL MANAGEMENT NASDAQ(R) 15 FUND AND JNL/MELLON CAPITAL MANAGEMENT VALUE LINE(R) 25 FUND ("JNL/MCM FUNDS"). It is generally not possible for the sub-adviser to purchase round lots (usually 100 shares) of stocks in amounts that will precisely duplicate the prescribed mix of securities. Also, it usually will be impossible for the JNL/MCM Funds to be 100% invested in the prescribed mix of securities at any time. To the extent that the JNL/MCM Funds are not fully invested, the interests of the interest holders may be diluted and total return may not directly track the investment results of the prescribed mix of securities. To minimize this effect, the sub-adviser generally attempts to maintain, to the extent practicable, a minimum cash position at all times. Normally, the only cash items held by the JNL/MCM Funds will be amounts expected to be deducted as expenses, amounts reserved for withdrawals and amounts too small to purchase additional round lots of the securities selected for the Funds' portfolios.

The sub-adviser attempts to replicate the percentage relationship (determined based on the number of shares of each stock, not the stocks' prices or values) of the stocks selected at the prior "Stock Selection Date" when purchasing or selling stocks for the JNL/MCM Funds in response to cash inflows or outflows between Stock Selection Dates. This method of allocating purchases and sales of stocks based on the percentage relationships of the number of shares of each stock owned immediately after the Stock Selection Date seeks to minimize the effect of such subsequent purchases and sales, and their timing, on the investment performance of the Fund. The percentage relationship among the number of shares of each of the stocks in the JNL/MCM Funds should therefore remain relatively stable between Stock Selection Dates. However, given the fact that the market price of each of the selected stocks will vary throughout the year, the value of the stock of each of the companies owned by the Fund, as compared to the total assets of the JNL/MCM Funds, will fluctuate during the year, above and below the proportions established on the previous Stock Selection Date.

Certain provisions of the Investment Company Act of 1940, as amended, limit the ability of a Fund to invest more than 5% of the Fund's total assets in the stock of any company that derives more than 15% of its gross revenues from securities related activities (Securities Related Companies). The JNLNY Variable Fund has been granted an exemption by the Securities and Exchange Commission (SEC) from this limitation so that The Dow 10, The S&P 10 and the Global 15 Funds may invest up to 10.5% (for The Dow 10 and The S&P 10 Funds) and 7.17% (for the Global 15 Fund) of the respective Fund's total assets in the stock of Securities Related Companies. The 10.5% and 7.17% respective standards are applied to the value of each security held by a Fund as of the first business day after the Stock Selection Date.

Section 817(h) of the Internal Revenue Code of 1986, as amended ("Code"), provides that, in order for a variable annuity contract that allocates funds to a Fund to qualify as an annuity contract, the Fund must be adequately diversified in accord with regulations issued under the Code. To be adequately diversified under current regulations, a Fund must have (a) no more than 55% of the value of its total assets represented by any one investment; (b) no more than 70% of the value of its total assets represented by any two investments;
(c) no more than 80% of its total assets represented by any three investments; and (d) no more than 90% of the value of its total assets represented by any four investments. The sub-adviser may depart from a JNL/MCM Funds' investment strategy to the extent necessary to maintain compliance with these requirements.

As of the January 2005 Stock Selection Date, the following will no longer apply. In selecting the securities to be purchased by each of the JNL/MCM Funds, the sub-adviser excludes the stocks of companies which, based on publicly available information as of two business days prior to the Stock Selection Date, are the target of an announced merger or acquisition which will result in shareholders receiving stock in another entity in exchange for their investment in the company and which is expected to be completed within six months after the Stock Selection Date. The security selection criteria then are re-applied to select the stock of another company in place of any company so excluded.

CORPORATE REORGANIZATIONS AFFECTING SECURITIES HELD BY ALL THE FUNDS. If a portfolio company has a spin off, the Fund will retain the shares of the spin off until the next Stock Selection Date. If a portfolio company is merged into another company and is not the surviving company, the Fund will liquidate any shares it receives in the merger and reinvest the proceeds and any cash distribution in the remaining portfolio companies in accordance with their respective investment percentages.

The following should be added to the section entitled "DESCRIPTION OF INDICES:"

NASDAQ-100 INDEX. The NASDAQ-100 Index includes 100 of the largest domestic and international non-financial companies listed on The NASDAQ Stock Market based on market capitalization. The Index reflects companies across major industry groups including computer hardware and software, telecommunications, retail/wholesale trade and biotechnology. It does not contain financial companies including investment companies.

                      MANAGEMENT OF THE JNLNY VARIABLE FUND

In the section entitled "INVESTMENT ADVISER", the last paragraph should be deleted in its entirety and replaced with the following:

The JNL/Mellon Capital Management Funds are obligated to pay the Adviser the following fees:

 ASSETS                                          ANNUAL RATE
 ------                                          -----------
 $0 to $50 million                                    0.37%
 $50 to $100 million                                  0.31%
 Over $100 million                                    0.28%

The section entitled "TAX STATUS" should be deleted in its entirety and replaced with the following:

                                   TAX STATUS

GENERAL

The JNLNYSM Variable Fund is a limited liability company formed under the Delaware Limited Liability Company Act ("Act"). JNLNY Variable Fund consists of JNL/MCM Funds. Under the Act, the assets of any one Fund are not chargeable with liabilities of any other Fund.

The sole owners of each JNL/MCM Fund are JNL/NY separate accounts that hold such interests pursuant to variable annuity and variable life insurance contracts. Each JNL/MCM Fund is treated by JNL/NY as a "disregarded entity" for federal income tax purposes and is taxed as part of the operations of JNL/NY.

CONTRACT OWNERS

Under current tax law, increases in the value of a Contract resulting from interest, dividend income and capital gains of the Funds of JNLNY Variable Fund that serve as funding vehicles for a Contract are not currently taxable, nor are losses currently deductible, when left to accumulate within a Contract. For a discussion of the tax status of the Contracts, please refer to the prospectus for the Contracts.

INTERNAL REVENUE CODE DIVERSIFICATION REQUIREMENTS

The Funds intend to comply with the diversification requirements currently imposed by the Internal Revenue Code of 1986, as amended, and the U.S. Treasury regulations thereunder, on separate accounts of insurance companies as a condition of maintaining the tax deferred status of the Contracts issued by JNLNY Separate Account I. The Sub-Advisory Agreement requires the Funds to be operated in compliance with these diversification requirements. The sub-adviser may depart from the investment strategy of a Fund only to the extent necessary to meet these diversification requirements. See the SAI for more specific information.

The following table should be added to the prospectus:

   HYPOTHETICAL PERFORMANCE DATA FOR JNL/MELLON CAPITAL MANAGEMENT STRATEGIES

Certain aspects of the investment strategies for The DowSM 10 Fund, The S&P(R) 10 Fund, the Global 15 Fund, the 25 Fund, the Select Small-Cap Fund, the NASDAQ(R) 15 Fund and the Value Line(R) 25 Fund (JNL/Mellon Capital Management Funds) can be demonstrated using historical data. The following table illustrates the hypothetical performance of the investment strategies used by each JNL/Mellon Capital Management Fund and the actual performance of the DJIA Index, the S&P 500 Index, the FT30 Index, the Hang Seng Index and the Russell 2000 Index. The table also shows how performance varies from year to year.

The information for the JNL/Mellon Capital Management Funds assumes that each investment strategy was fully invested as of the beginning of each year and that each "Stock Selection Date" was the first business day of the year. In addition, the performance information does not take into consideration any sales charges, commissions, insurance fees or charges imposed on the sale of the Contracts, expenses or taxes. Any of such charges will lower the returns shown. The information provided below also does not reflect that we may maintain a cash position of up to 5% of a Fund's assets to effectively manage cash inflows and outflows. The results would be different if the cash positions were reflected.

In preparing the hypothetical performance reports, Mellon Capital Management Corporation made various assumptions about how the strategies would have been implemented historically. Mellon Capital Management Corporation's intent was to faithfully replicate the historical performance of the strategies; however, there can be no assurances that the hypothetical results shown could have been achieved with actual trading or that other assumptions would have produced identical results.

The information provided below has been stated in U.S. dollars and therefore has been adjusted to reflect currency exchange rate fluctuations.

The returns shown below for the JNL/Mellon Capital Management Funds do not represent the results of actual trading and may not reflect the impact that any material market or economic factors might have had if the investment strategies had been used during the periods shown to actually manage client assets.

The returns shown below for the JNL/Mellon Capital Management Funds are not a guarantee of future performance and should not be used to predict the expected returns for a specific JNL/Mellon Capital Management Fund. The hypothetical returns shown below do indicate the significant variation in returns among the several JNL/Mellon Capital Management Funds in any given year, as well as the significant variation in returns from a particular investment strategy, both absolutely and in relation to its respective index, over a period of years. In fact, each hypothetical JNL/Mellon Capital Management Fund under-performed its respective index in certain years.



                    HYPOTHETICAL COMPARISON OF TOTAL RETURNS

                                    Select                  Global                    Value
              25 Fund    Dow 10    Small-Cap   S&P 10         15       NASDAQ(R) 15  Line(R) 25   JNL 5     S&P 500
             Strategy   Strategy   Strategy   Strategy      Strategy      Strategy   Strategy   Strategy   Index

1984               2.15       6.47       5.25       8.60      18.03           -          -       8.10       6.03
1985              43.69      30.49      35.38      51.65      45.53           -          -      41.35      31.58
1986              29.18      35.58      10.16      34.55      37.86        9.08      27.23      29.47      18.31
1987              17.84      20.20      -1.78       4.20      40.42       19.51      15.98      16.18       5.11
1988              36.77      26.55      26.79      20.36      23.29        8.66       7.56      26.75      16.65
1989              22.20      27.07      24.13      45.86      15.42       45.55      43.53      26.94      31.54
1990              -6.20      -7.77     -10.66       3.81      -0.43       -5.78       7.12      -4.25      -3.16
1991              41.45      35.42      52.96      18.09      37.67       89.70      65.38      37.12      30.56
1992              15.50       9.02      13.27      22.69      22.66        5.35       6.47      16.63       7.72
1993              17.60      28.48      19.06      33.08      50.87       32.10      12.81      29.82      10.01
1994               2.24       3.81      -2.31       5.30      -5.69        1.75       3.67       0.67       1.30
1995              33.55      36.57      47.09      28.41      25.47       61.51      44.58      34.22      37.50
1996              17.10      28.49      20.41      28.74      28.12       27.74      45.45      24.57      23.11
1997              33.87      21.91      21.39      36.03      17.53       34.92      40.79      26.15      33.29
1998              11.01      10.70      14.60      50.41       6.61      106.04      93.85      18.67      28.70
1999               2.52       3.67      23.41      17.43      14.18      103.33     101.92      12.24      21.07
2000               2.60       6.11      30.09     -19.00      12.27      -19.84     -18.90       6.41      -9.18
2001               8.88      -4.79       4.43     -17.31      -6.88      -33.19       0.89      -3.13     -11.91
2002              -9.65      -8.92     -10.01     -16.77      -6.78      -26.52     -19.51     -10.43     -22.10
2003              43.40      28.69      45.42      22.27      25.67       33.25      44.37      33.09      28.72

20 Year
Annualized
Return            17.16      15.93      17.13      17.00      18.90      21.21*     24.98*      17.59      12.94


                Russell
                 2000                  FT 30    Hang Seng
                 Index  DJIA Index     Index     Index

1984           -7.28        1.00       2.72      45.72
1985           31.07       33.57      55.20      51.02
1986            5.96       26.37      24.29      51.26
1987           -8.25        5.48      37.49      -8.08
1988           25.04       16.43       6.89      21.80
1989           15.77       31.87      22.74      10.21
1990          -19.75       -0.81      10.21      11.72
1991           46.00       24.48      15.17      48.03
1992           18.47        7.36      -2.01      32.40
1993           18.98       16.89      19.27     121.82
1994           -1.88        4.97       1.60     -29.08
1995           28.34       36.89      17.98      27.21
1996           16.46       29.10      20.02      37.71
1997           22.28       24.80      16.64     -17.78
1998           -2.53       18.20      12.58      -2.28
1999           21.17       26.92      14.61      74.11
2000           -2.87       -4.83     -16.66      -8.89
2001            2.49       -5.50     -23.64     -22.62
2002          -20.44      -14.79     -29.23     -15.65
2003           47.29       28.32      26.44      39.28

20 Year
Annualized
Return         10.20       14.35       9.84      18.28

(1) The 25 Strategy, the DowSM 10 Strategy, the Select Small-Cap Strategy, the S&P(R) 10 Strategy, the Global 15 Strategy, the NASDAQ(R) 15 Strategy, the Value Line(R) 25 Strategy and the JNL 5 Strategy for any given period were selected by applying the respective strategy as of the close of the prior period.
(2) The total return shown does not take into consideration any sales charges, commissions, expenses or taxes. Total return assumes that all dividends are reinvested and all returns are stated in terms of the United States dollar. Although each Strategy seeks to achieve a better performance than its respective index as a whole, there can be no assurance that a Strategy will achieve a better performance.
*These numbers reflect an 18 year Annualized Return.

The second paragraph and the Financial Highlights table in the section entitled "FINANCIAL HIGHLIGHTS" should be deleted in its entirety and replaced with the following:

The information for 2002 and 2003 has been audited by KPMG LLP, independent accountants, and should be read in conjunction with the financial statements and notes thereto, together with the report of KPMG LLP thereon, in the Annual Report. The information as of June 30, 2004 has not been audited.



JNL VARIABLE FUNDS (Unaudited)
Financial Highlights

                                                          Increase (Decrease) from
                                                           Investment Operations
                                            ---------------------------------------------------
                              Net Asset     ---------------------------------------------------
                                Value              Net            Net Realized     Total from     Net Asset
       Period                 Beginning         Investment        & Unrealized     Investment     Value, End
       Ended                  of Period       Income (Loss)      Gains (Losses)    Operations     of Period

----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
JNL/MELLON CAPITAL MANAGEMENT GLOBAL 15 FUND (NY)

Class A
     6/30/2004                   12.66               0.02               0.71         0.73            13.39
     12/31/2003                   9.74              (0.74)              3.66         2.92            12.66
 07/22(a)-12/31/02               10.00               0.95              (1.21)       (0.26)            9.74

----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
JNL/MELLON CAPITAL MANAGEMENT 25 FUND (NY)

Class A
     6/30/2004                   13.66              (0.03)              1.44         1.41            15.07
     12/31/2003                  10.33               0.05               3.28         3.33            13.66
 07/22(a)-12/31/02               10.00               0.24               0.09         0.33            10.33

----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
JNL/MELLON CAPITAL MANAGEMENT SELECT SMALL-CAP FUND (NY)

Class A
     6/30/2004                   16.11              (0.03)             (0.02)       (0.05)          16.06
     12/31/2003                  10.89               0.03               5.19         5.22           16.11
 07/22(a)-12/31/02               10.00              (0.04)              0.93         0.89           10.89

----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
JNL/MELLON CAPITAL MANAGEMENT THE DOW 10 FUND (NY)

Class A
     6/30/2004                   14.14               0.11              (0.57)       (0.46)          13.68
     12/31/2003                  11.22              (0.10)              3.02         2.92           14.14
 07/22(a)-12/31/02               10.00               0.30               0.92         1.22           11.22

----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
JNL/MELLON CAPITAL MANAGEMENT THE S&P 10 FUND (NY)

Class A
     6/30/2004                   11.54              (0.01)              0.36         0.35            11.89
     12/31/2003                   9.69              (0.01)              1.86         1.85            11.54
 07/22(a)-12/31/02               10.00               0.05              (0.36)       (0.31)            9.69
----------------------------------------------------------------------------------------------------------------





                                              Supplemental Data
                              ---------------------------------------------------                Ratio of Net
                              ---------------------------------------------------   Ratio of      Investment
                                                 Net Assets,                      Expenses to    Income (Loss)
       Period                     Total         End of Period      Portfolio      Average Net     to Average
       Ended                    Return (b)     (in thousands)       Turnover       Assets (c)   Net Assets (c)

----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
JNL/MELLON CAPITAL MANAGEMENT GLOBAL 15 FUND (NY)

Class A
     6/30/2004                          5.77              3,618             16.9           0.78            3.39
     12/31/2003                        29.98              1,358             25.6           0.86            2.65
 07/22(a)-12/31/02                     (2.60)                93            134.4           0.87            4.21

----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
JNL/MELLON CAPITAL MANAGEMENT 25 FUND (NY)

Class A
     6/30/2004                         10.32             13,096             63.0           0.74            1.57
     12/31/2003                        32.24              7,121             11.9           0.81            4.27
 07/22(a)-12/31/02                      3.30                240            122.8           0.82            2.37

----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
JNL/MELLON CAPITAL MANAGEMENT SELECT SMALL-CAP FUND (NY)

Class A
     6/30/2004                         (0.31)             6,645            130.3           0.74           (0.47)
     12/31/2003                        47.93              6,219             19.9           0.81           (0.11)
 07/22(a)-12/31/02                      8.90                270            128.3           0.82           (0.39)

----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
JNL/MELLON CAPITAL MANAGEMENT THE DOW 10 FUND (NY)

Class A
     6/30/2004                         (3.25)            12,245             39.0           0.74            3.02
     12/31/2003                        26.03              8,608              5.2           0.81            3.10
 07/22(a)-12/31/02                     12.20                302            121.4           0.82            3.31

----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
JNL/MELLON CAPITAL MANAGEMENT THE S&P 10 FUND (NY)

Class A
     6/30/2004                          3.03             16,384             76.3           0.74            0.25
     12/31/2003                        19.09              8,405             10.4           0.81            0.73
 07/22(a)-12/31/02                     (3.10)               235            113.7           0.82            0.57
----------------------------------------------------------------------------------------------------------------


---------------------
(a)   Commencement of operations.
(b) Total Return is not annualized for periods less than one year and does not reflect payment of the expenses that apply to the variable accounts or any annuity charges.
(c)   Annualized for periods less than one year.



(To be used with NV3714CE Rev. 05/04 and NV5526 Rev. 05/04)


                                                                  NV5858 10/04

                     SUPPLEMENT DATED OCTOBER 4, 2004 TO THE
                       STATEMENT OF ADDITIONAL INFORMATION
                                DATED MAY 1, 2004

                           JNLNYSM VARIABLE FUND I LLC

The following should be added to the first page:

                    SHAREHOLDER COMMUNICATIONS WITH MANAGERS

         Shareholders of the Funds can communicate directly with the Board of Managers by writing to the Chair of the Board, Dominic D'Annunzio, P.O. Box 30902, Lansing, MI 48909-8402. Shareholders can communicate directly with an individual manager by writing to that manager at P.O. Box 30902, Lansing, MI 48909-8402. Such communications to the Board or individual managers are not screened before being delivered to the addressee.

Under the section entitled "COMMON TYPES OF INVESTMENTS AND MANAGEMENT PRACTICES", please add the following paragraph:

CORPORATE REORGANIZATIONS AFFECTING SECURITIES HELD BY THE FUNDS. If a portfolio company has a spin off, the Fund will retain the shares of the spin off until the next Stock Selection Date. If a portfolio company is merged into another company and is not the surviving company, the Fund will liquidate any shares it receives in the merger and reinvest the proceeds and any cash distribution in the remaining portfolio companies in accordance with their respective investment percentages.

On page 19 under the section entitled "MANAGERS AND OFFICERS OF THE JNL VARIABLE FUND", please delete the last paragraph and the chart in its entirety and replace it with the following:

For purposes of this section, the term "Fund Complex" includes each of the following investment companies: JNL(R) Series Trust (40 portfolios), JNL Investors Series Trust (1 portfolio), JNL Variable Fund LLC (15 portfolios), JNL Variable Fund III LLC (1 portfolio), JNL Variable Fund V LLC (1 portfolio) and JNLNY Variable Fund I LLC (7 portfolios).

-------------------------------- -------------- -------------- ---------------------------- ------------------- ----------------
                                    CURRENT                                                     NUMBER OF
                                   POSITION                                                 PORTFOLIOS IN THE        OTHER
                                 WITH THE JNL                           PRINCIPAL              FUND COMPLEX      DIRECTORSHIPS
     MANAGER/OFFICER (AGE)         VARIABLE       LENGTH OF            OCCUPATION            OVERSEEN BY THE      HELD BY THE
           & ADDRESS                 FUNDS       TIME SERVED      FOR THE PAST 5 YEARS           MANAGER            MANAGER
-------------------------------- -------------- -------------- ---------------------------- ------------------- ----------------
--------------------------------------------------------------------------------------------------------------------------------
INTERESTED MANAGER
--------------------------------------------------------------------------------------------------------------------------------
-------------------------------- -------------- -------------- ---------------------------- ------------------- ----------------
Robert A. Fritts* (55)           Manager        2/99 to        Senior Vice President                65          None
1 Corporate Way                                 present        (9/03 to present) and
Lansing, MI 48951                                              Controller of Jackson
                                 President      12/02 to       National Life Insurance
                                 and Chief      present        Company (9/82 to present);
                                 Executive                     Vice President of Jackson
                                 Officer                       National Life Insurance
                                                               Company (8/82 to 8/03);
                                                               Trustee or Manager, and
                                                               (since 12/02) President
                                                               and Chief Executive
                                                               Officer, of each other
                                                               investment company in the
                                                               Fund Complex.
-------------------------------- -------------- -------------- ---------------------------- ------------------- ----------------
--------------------------------------------------------------------------------------------------------------------------------
DISINTERESTED MANAGERS
--------------------------------------------------------------------------------------------------------------------------------
-------------------------------- -------------- -------------- ---------------------------- ------------------- ----------------
Michael Bouchard (47)            Manager        4/00 to presentSheriff, Oakland County,             65          None
1 Corporate Way                                                Michigan (1/99 to
Lansing, MI 48951                                              present); Senator - State
                                                               of Michigan (1991 to
                                                               1999); Chairman -
                                                               Financial Services
                                                               Committee (1/95 to 1/99)
-------------------------------- -------------- -------------- ---------------------------- ------------------- ----------------
-------------------------------- -------------- -------------- ---------------------------- ------------------- ----------------
Dominic D'Annunzio (65)          Chairman of    2/04 to        Acting Commissioner of               65          None
1 Corporate Way                  the Board      present        Insurance for the State of
Lansing, MI 48951                                              Michigan (1/90 to 5/90)
                                 Manager        6/03 to        (8/97 to 5/98)
                                                present
-------------------------------- -------------- -------------- ---------------------------- ------------------- ----------------
-------------------------------- -------------- -------------- ---------------------------- ------------------- ----------------
Michelle Engler (45)             Manager        4/00 to presentAttorney (1983 to                    65          Director of
1 Corporate Way                                                present); First Lady of                          Federal Home
Lansing, MI 48951                                              the State of Michigan                            Loan Mortgage
                                                               (1990 to 2002);                                  Corporation
                                                               Michigan Community Service
                                                               Commission Chair (1991 to
                                                               2000)
-------------------------------- -------------- -------------- ---------------------------- ------------------- ----------------
-------------------------------- -------------- -------------- ---------------------------- ------------------- ----------------
Joseph Frauenheim (70)           Manager        12/03 to       Consultant (Banking)                 65          None
1 Corporate Way                                 present
Lansing, Michigan 48951
-------------------------------- -------------- -------------- ---------------------------- ------------------- ----------------
-------------------------------- -------------- -------------- ---------------------------- ------------------- ----------------
Richard D. McLellan (61)         Manager        12/03 to       Member, Dykema Gossett               65          None
1 Corporate Way                                 present        PLLC (Law Firm)
Lansing, Michigan 48951
-------------------------------- -------------- -------------- ---------------------------- ------------------- ----------------
--------
* Mr. Fritts is an "interested person" of the JNL Variable Funds due to his position with Jackson National Life Insurance Company(R), which is the parent company of the Adviser.




-------------------------------- -------------- -------------- ---------------------------- ------------------- ----------------
                                    CURRENT                                                     NUMBER OF
                                   POSITION                                                 PORTFOLIOS IN THE        OTHER
                                 WITH THE JNL                           PRINCIPAL              FUND COMPLEX      DIRECTORSHIPS
     MANAGER/OFFICER (AGE)         VARIABLE       LENGTH OF            OCCUPATION            OVERSEEN BY THE      HELD BY THE
           & ADDRESS                 FUNDS       TIME SERVED      FOR THE PAST 5 YEARS           MANAGER            MANAGER
-------------------------------- -------------- -------------- ---------------------------- ------------------- ----------------
----------------------------------------------------------------------------------------------------------------------------------
OFFICERS
----------------------------------------------------------------------------------------------------------------------------------
------------------------------- -------------- --------------- --------------------------- ------------------- -------------------
Mark D. Nerud (38)              Vice President 2/99 to         Chief Financial Officer       Not Applicable    Not Applicable
225 West Wacker Drive                          present         (11/00 to present) and
Chicago, IL 60606                                              Managing Board Member of
                                Treasurer and                  the Adviser (11/00 to
                                Chief          12/02 to        11/03); Vice President,
                                Financial      present         Treasurer, Chief
                                Officer                        Financial Officer of
                                                               other Investment
                                                               Companies advised by the
                                                               Adviser; Vice President -
                                                               Fund Accounting &
                                                               Administration of Jackson
                                                               National Life Insurance
                                                               Company (1/00 to present)
------------------------------- -------------- --------------- --------------------------- ------------------- -------------------
------------------------------- -------------- --------------- --------------------------- ------------------- -------------------
Susan S. Rhee (32)              Vice           2/04 to         Secretary of the Adviser      Not Applicable    Not Applicable
1 Corporate Way                 President,     present         (11/00 to present);
Lansing, MI 48951               Counsel and                    Assistant Vice President
                                Secretary                      of Jackson National Life
                                                               Insurance Company (8/03
                                                               to present); Associate
                                                               General Counsel of
                                                               Jackson National Life
                                                               Insurance Company (7/01
                                                               to present); Senior
                                                               Attorney of Jackson
                                                               National Life Insurance
                                                               Company (1/00 to 7/01);
                                                               Goldman, Sachs & Co.
                                                               (10/99 to 12/99); Van Eck
                                                               Associates Corporation
                                                               (9/97 to 10/99)
------------------------------- -------------- --------------- --------------------------- ------------------- -------------------

Beginning on page 25 under the section entitled "INVESTMENT ADVISER" please delete the fourth paragraph in its entirety and replace it with the following:

The JNL/Mellon Capital Management Funds are obligated to pay the Adviser the following fees:

       ASSETS                             ANNUAL RATE
       ------                             -----------
       $0 to $50 million                     0.37%
       $50 to $100 million                   0.31%
       Over $100 million                     0.28%

On page 26 under the section entitled "INVESTMENT SUB-ADVISER" please delete the fifth paragraph in its entirety and replace it with the following:

The Adviser is obligated to pay Mellon Capital out of the advisory fee it receives from each JNL/Mellon Capital Management Funds the following fees:


ASSETS                                             ANNUAL RATE
------                                             -----------
First $50 million                                       0.12%
Next $50 million                                        0.06%
Over $100 million                                       0.03%

The following paragraphs should be added at the end of the section entitled "LICENSE AGREEMENTS" on page 29:

JNL has entered into a License Agreement with Value Line(R). Value Line Publishing, Inc.'s ("VLPI") only relationship to JNL is VLPI's licensing to Jackson National Life Insurance Company ("JNL") of certain VLPI trademarks and trade names and the Value Line Timeliness Ranking System (the "System"), which is composed by VLPI without regard to JNL, this Product or any investor. VLPI has no obligation to take the needs of JNL or any investor in the Product into consideration in composing the System. The Product results may differ from the hypothetical or published results of the Value Line Timeliness Ranking System. VLPI is not responsible for and has not participated in the determination of the prices and composition of the Product or the timing of the issuance for sale of the Product or in the calculation of the equations by which the Product is to be converted into cash.

VLPI MAKES NO WARRANTY CONCERNING THE SYSTEM, EXPRESS OR IMPLIED, INCLUDING, BUT NOT LIMITED TO, ANY IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR ANY IMPLIED WARRANTIES ARISING FROM USAGE OF TRADE, COURSE OF DEALING OR COURSE OF PERFORMANCE, AND VLPI MAKES NO WARRANTY AS TO THE POTENTIAL PROFITS OR ANY OTHER BENEFITS THAT MAY BE ACHIEVED BY USING THE SYSTEM OR ANY INFORMATION OR MATERIALS GENERATED THEREFROM. VLPI DOES NOT WARRANT THAT THE SYSTEM WILL MEET ANY REQUIREMENTS OR THAT IT WILL BE ACCURATE OR ERROR-FREE. VLPI ALSO DOES NOT GUARANTEE ANY USES, INFORMATION, DATA OR OTHER RESULTS GENERATED FROM THE SYSTEM. VLPI HAS NO OBLIGATION OR LIABILITY (I) IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR TRADING OF THE PRODUCT; OR (II) FOR ANY LOSS, DAMAGE, COST OR EXPENSE SUFFERED OR INCURRED BY ANY INVESTOR OR OTHER PERSON OR ENTITY IN CONNECTION WITH THIS PRODUCT, AND IN NO EVENT SHALL VLPI BE LIABLE FOR ANY LOST PROFITS OR OTHER CONSEQUENTIAL, SPECIAL, PUNITIVE, INCIDENTAL, INDIRECT OR EXEMPLARY DAMAGES IN CONNECTION WITH THE PRODUCT.

On page 35, the second paragraph of the section entitled "PROXY VOTING FOR SECURITIES HELD BY THE FUNDS" should be deleted and replaced with the following:

The Policy is designed to promote accountability of a company's management to its shareholders and to align the interests of management with those shareholders. The sub-adviser generally reviews each matter on a case-by-case basis in order to make a determination of how to vote in a manner that best serves the interests of Fund shareholders. The sub-adviser may abstain from voting from time to time where it determines that the costs associated with voting a proxy outweigh the benefits derived from exercising the right to vote. In addition, the sub-adviser will monitor situations that may result in a conflict of interest between the Funds' shareholders and the sub-adviser, or affiliates of the Funds. A description of the policies and procedures used by the Funds to vote proxies relating to the portfolio securities and information on how the Funds voted proxies relating to portfolio securities during the 12 month period ended June 30 are available (1) without charge, upon request by calling 1-800-599-5651 (NY Annuity Service Center) or 1-800-777-7779 (for contracts purchased through a bank or financial institution), (2) on Jackson National Life Insurance Company of New York's website at www.jnlny.com, and (3) on the Securities and Exchange Commission's website at www.sec.gov.

On page 38, delete the section entitled "TAX STATUS" in its entirety and replace it with the following:
                                   TAX STATUS

The JNLNY Variable Fund consists of JNL/Mellon Capital Management Funds.

JNL/MELLON CAPITAL MANAGEMENT PORTFOLIOS

The only owners of any JNL/Mellon Capital Management Fund are JNL/NY separate accounts that hold such interests pursuant to variable annuity and variable life insurance contracts. As a limited liability company whose interests are sold only to JNL Separate Accounts, the JNLNY Variable Fund and its JNL/Mellon Capital Management Funds are disregarded as entities for purposes of federal income taxation.

JNL/NY, through its separate accounts, is treated as owning the assets of the JNL/Mellon Capital Management Funds directly and its tax obligations thereon are computed pursuant to Subchapter L of the Code (which governs the taxation of insurance companies). Under current tax law, interest, dividend income and capital gains of the JNL/Mellon Capital Management Funds are not taxable to the JNL/Mellon Capital Management Funds, and are taxed as part of the operations of JNL/NY.

CONTRACT OWNERS

Under current tax law, increases in policy value resulting from interest, dividend income and capital gains are not currently taxable to (nor are losses currently deductible by) policy owners, when left to accumulate within a variable annuity policy. Additional information relating to the tax treatment of the variable annuity policies for which the Funds serve as underlying funding alternatives is contained in the prospectuses for those policies.

INTERNAL REVENUE CODE DIVERSIFICATION REQUIREMENTS

Section 817(h) of the Code imposes certain diversification standards on the underlying assets of segregated asset accounts (that is, the assets of the Funds) that fund contracts such as the variable annuity policies issued by JNL/NY. Failure to satisfy those standards would result in imposition of federal income tax on a variable annuity or variable life insurance policy owner with respect to the increase in the value of the variable annuity or variable life insurance policy. Section 817(h)(2) provides that a segregated asset account that funds contracts such as the variable annuity or variable life insurance policies is treated as meeting the diversification standards if, as of the close of each calendar quarter, the assets in the account meet the diversification requirements for a regulated investment company and no more than 55% of those assets consist of cash, cash items, U.S. government securities and securities of other regulated investment companies.

Treasury Regulations amplify the diversification standards set forth in Section 817(h) and provide an alternative to the provision described above. Under the regulations, a segregated asset account, such as the Fund of a JNL/Mellon Capital Management Fund, will be deemed adequately diversified if (i) no more than 55% of the value of the total assets of the Fund is represented by any one investment; (ii) no more than 70% of such value is represented by any two investments; (iii) no more than 80% of such value is represented by any three investments; and (iv) no more than 90% of such value is represented by any four investments. For purposes of these regulations all securities of the same issuer are treated as a single investment, but each United States government agency or instrumentality is treated as a separate issuer.

Each JNL/Mellon Capital Management Fund is managed with the intention of complying with these alternative diversification requirements under the Treasury Regulations. It is possible that, in order to comply with these requirements, less desirable investment decisions may be made which could affect the investment performance of a Fund.

On page 39, delete the section entitled "Financial Statements" in its entirety and replace it with the following:

The financial statements of the JNL Variable Fund for the periods ended December 31, 2003 and June 30, 2004 (unaudited), are incorporated by reference (which means they legally are a part of this SAI) from the JNL Variable Fund's Annual and Semi-Annual Reports to interest holders. The Annual and Semi-Annual Reports are available at no charge upon written or telephone request to the JNL Variable Fund at the address and telephone number set forth on the front page of this Statement of Additional Information


(To be used with NV5640 05/04.)
                                                                 NV5868 10/04